Exhibit 99.1

1 Investor Presentation As of December 31, 2013

Consumer finance company focused on the sub - prime auto market Established in 1991; IPO in 1992 Through December 31, 2013, over $10.4 billion in contract purchases from auto dealers Irvine, California headquarters and three strategically located servicing branches in Virginia, Florida and Illinois Approximately 700 employees As of December 31, 2013, managed portfolio of approximately $1.231 billion 2

3 $850 $950 $1,050 $1,150 $1,250 Total Managed Portfolio ($ in mm) $4.00 $6.00 $8.00 $10.00 $12.00 Pretax Income ($ in mm ) $30 $60 $90 $120 $150 $180 $210 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% 2.0% 3.0% 4.0% Return on Managed Assets (1)

Growth in managed portfolio and declines in funding costs are driving enhanced operating leverage and profitability (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. Quarter Ended Dec. 2013 (1) Quarter Ended Sept. 2013 (1) Quarter Ended Dec. 2012 (1) Interest Income 21.0% 21.3% 21.9% Servicing and Other Income 0.9% 1.3% 1.1% Interest Expense (4.4)% (4.9)% (8.1)% Net Interest Margin 17.5% 17.7% 14.9% Provision for Credit Losses (7.9)% (7.1)% (5.2)% Core Operating Expenses (6.4)% (6.9)% (7.6)% Provision for Contingent Liabilities 0.6% 0.0% 0.0% Gain on Cancellation of Debt 0.0% 0.0% 0.0% Pretax Return on Assets 3.8% 3.7% 2.1% 4

U.S. Auto Finance Market Over $700 billion in auto loans outstanding as of Q4 2012 (1) Approximately 20% is “subprime” (credit score less than 620) (1) Over $300 billion in auto loans written in 2012, with appx . 25% subprime (2) Historically fragmented market Few dominant long - term players Significant barriers to entry Other National Industry Players Santander Consumer USA GM Financial/AmeriCredit Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. (1) According to Experian Automotive. (2) Company estimates. 5

Purchase contracts from dealers in over 48 states across the U.S. As of December 31, 2013 had 95 employee marketing representatives, 45 in the field and 50 in - house Primarily factory franchised dealers (1) Under the CPS programs for contracts purchased during 2013 . 66% 34% Contract Purchases (1) Factory Franchised Independents 6

$447 $691 $1,019 $1,283 $297 $9 $113 $284 $552 $764 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions) Since inception through December 2013 the Company has purchased over $ 10.4 billion in contracts New contract purchases have ramped up significantly since financial crisis 7

$1,231 $907 $1,122 $1,566 $2,126 $1,664 $1,195 $756 $795 $898 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in Millions) 8 Decline through 2010 was the result of the financial crisis Managed portfolio is growing again

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Model Year • 9% New • 91% Pre - owned • 48% Domestic • 52% Imports Primarily late model, pre - owned vehicles 9 (1) Under the CPS programs for contracts purchased during 2013.

CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased during 2013. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Total Annual Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 15.4% $18,122 $84,528 10.7 591 3% Super Alpha 16.9% $18,738 $75,240 8.6 569 15% Alpha Plus 19.3% $17,302 $62,496 7.6 565 13% Alpha 21.8% $16,096 $54,792 6.6 560 42% Standard 25.5% $13,604 $51,384 5.3 558 10% Mercury / Delta 26.3% $12,841 $47,988 5.0 557 9% First Time Buyer 26.1% $11,860 $41,664 4.4 572 7% Total 21.4% $15,595 $56,796 6.6 563 100% 10

Yields and credit metrics are significantly stronger today than at the end of the last cycle (1) (1) For new contracts purchased during the calendar quarter under the CPS programs. Averages are weighted by principal balance. (2) Contract APR as adjusted for fees charged (or paid) to dealer . (3) Wholesale loan - to - value ratio. Q4 2006 Q4 2007 Q4 2008 Q4 2010 Q4 2011 Q4 2012 Q4 2013 New Contract Purchases ($ in mm) $232.8 $258.0 $7.3 $33.6 $92.2 $150.8 $173.4 Avg. Yield (2) 19.3% 18.8% 23.8% 24.3% 23.3% 22.5% 21.0% Avg. FICO 524 523 527 569 561 562 563 Avg. Original Term ( mos ) 65 64 63 63 63 62 63 Avg. LTV (3) 116.0% 115.1% 113.2% 115.3% 115.2% 115.7% 114.2% 11

• Average age 42 years • Average time in job 7 years • Average time in residence 6 years • Average credit history 13 years • Average household income $56,796 per year • Percentage of homeowners 27% Borrower: • Average amount financed $15,595 • Weighted average monthly payment $445 • Average term 61 months • Weighted average APR 20.13% • Weighted average LTV 114.1% Contract: 12 (1) Under the CPS programs for contracts purchased during 2013.

Contract Originations Centralized contract originations at Irvine HQ ▪ Maximizes control and efficiencies ▪ Certain functions performed at Florida and Nevada offices Proprietary auto - decisioning system ▪ Makes initial credit decision on over 99% of incoming applications ▪ Uses both criteria and proprietary scorecards in credit and pricing decisions Pre - funding verification of employment, income and residency ▪ Protects against potential fraud Servicing Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance Early contact on past due accounts; commencing as early as first day after due date Early stage workload supplemented by automated intelligent predictive dialer Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies 13

$200 million in interim funding capacity through two credit facilities › $100 million with Goldman Sachs/Fortress due in March 2017 › $100 million with Citibank due in June 2016 Regular issuer of asset - backed securities, which provides long - term matched funding › $8.5 billion in over 60 deals from 1994 through December 2013 › Have completed 11 senior subordinated securitizations since the beginning of 2011 › In December 2013 transaction, sold five tranches of rated bonds from double “A” down to single “B” with a blended coupon of 2.82% $13.1 million of debt secured by Fireside portfolio acquisition $19.1 million in residual interest financing, which matures in April 2018 Total corporate debt of $58.1 million › $39.0 million of senior secured debt with affiliate of Levine Leichtman Capital Partners › $19.1 million of subordinated unsecured retail notes 14 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 As of December 31, 2013 ($ in mm) Subordinated Debt Senior Secured Debt Residual Interest Financing Fireside Portfolio Debt Securitization Trust Debt

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% Months Seasoned 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 Average of quarterly vintage cum. net losses as of December 31, 2013 2010 and later vintages in line or better than 2003 - 2005 vintages 15

16 30.00% 35.00% 40.00% 45.00% 50.00% 55.00% 100.00 105.00 110.00 115.00 120.00 125.00 130.00 Manheim Index Recovery Rate Manheim Used Vehicle Value Index (Quarterly Avg.) (1) CPS Recovery Rate Quarterly Avg. (2) (1) Wholesale used vehicle prices (on a mix, mileage, and seasonally adjusted basis). (2) Quarterly average net liquidation proceeds as a percentage of the net balance at the time of sale. Recovery rates correlate to Manheim Index Steady improvement since December 2008

17 ($ in millions) December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 Assets Cash $ 22.1 $ 13.0 $ 10.1 $ 16.3 Restricted Cash 132.3 104.4 159.2 124.0 Finance receivables, net of allowance 1,115.4 744.7 506.3 552.5 Finance receivables measured at fair value 14.5 59.7 160.3 --- Residual interest in securitizations 0.9 4.8 4.4 3.8 Deferred tax assets, net 59.2 75.6 15.0 15.0 Other Assets 52.0 35.3 34.8 30.9 $ 1,396.4 $ 1,037.6 $ 890.1 $ 742.4 Liabilities Accounts payable and accrued expenses $ 24.8 $ 17.8 $ 28.0 $ 22.0 Warehouse lines of credit 9.5 21.7 25.4 45.6 Debt secured by receivables measured at fair value 13.1 57.1 166.8 --- Residual interest financing 19.1 13.8 21.9 39.4 Securitization trust debt 1,177.6 792.5 583.1 567.7 Senior secured debt, related party 39.0 50.1 58.3 44.9 Subordinated renewable notes 19.1 23.3 20.8 20.3 1,301.8 976.3 904.3 740.0 Shareholders’ equity 94.6 61.3 (14.2) 2.4 $ 1,396.4 $ 1,037.6 $ 890.1 $ 742.4 (1) Numbers may not add due to rounding.

Three Months Ended Years Ended ($ in millions) Dec. 31 , 2013 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Revenues Interest income $ 63.9 $ 48.1 $ 231.3 $ 175.3 $ 127.9 Servicing fees 0.6 0.4 3.1 2.3 4.3 Other i ncome 2.1 2.1 10.4 9.6 10.9 Gain on cancellation of debt --- --- 10.9 --- --- 66.6 50.6 255.8 187.2 143.1 Expenses Employee costs 11.3 9.7 43.0 35.6 32.3 General and administrative 8.1 7.1 32.8 29.5 26.8 Interest 13.4 17.7 58.2 79.4 83.1 Provision for credit losses 24.1 11.5 76.9 33.5 15.5 Provision for contingent liabilities (1.8) --- 7.8 --- --- 55.1 46.0 218.6 178.0 157.6 Pretax income (loss) 11.5 4.6 37.2 9.2 (14.5) Income tax expense (gain) 5.0 (60.2) 16.2 (60.2) --- Net income (loss) $ 6.5 $ 64.8 $ 21.0 $ 69.4 $ (14.5) EPS (loss) (fully diluted) $ 0.21 $ 2.20 $ 0.67 $ 2.72 $ (0.76) Pretax income per share (fully diluted) $ 0.36 $ 0.16 $ 1.18 $ 0.36 $ (0.76) 18 (1) Numbers may not add due to rounding.

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. Three Months Ended Years Ended ($ in millions) December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012 December 31, 2011 Auto contract purchases $173.4 $150.8 $764.1 $551.7 $284.2 Total managed portfolio $1,231.4 $897.6 $1,231.4 $897.6 $794.6 Risk - adjusted margin (1) $29.1 $21.4 $109.8 $74.3 $44.6 Core operating expenses (2) $ amount $19.4 $16.8 $75.7 $65.1 $59.0 % of average managed portfolio 6.4% 7.6% 7.0% 7.9% 8.3% Pretax return on managed assets (3) 3.8% 2.1% 3.4% 1.1% (2.0)% Total delinquencies and repo inventory (30+ days) (% of total owned portfolio) 6.9% 5.6% 6.9% 5.6% 6.0% Annualized net charge - offs (% of average owned portfolio) 5.6% 4.0% 4.7% 3.6% 4.8% 19

CPS has weathered two industry cycles to remain one of the few independent public auto finance companies Nine quarters of improving profitability and operating performance Attractive industry fundamentals with fewer large competitors than last cycle Credit performance of 2010 and later vintages in line or better than 2003 - 2005 vintages Growing portfolio enhances operating leverage through economies of scale Opportunistic, successful acquisitions Stable senior management team with significant equity ownership » Senior management, including vice presidents, average 16 years of service with CPS 20

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 21

Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 22